MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND





FUND LOGO






Semi-Annual Report

January 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999




TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1999, long-term bond yields moved significantly lower. US domestic economic growth remained moderate, with losses in the manufacturing sector offset by strong growth in service-oriented industries. Industrial commodity prices recently fell to their lowest level in over a decade. This suggests that the current positive inflationary environment is unlikely to be challenged in the near term. Additionally, the Federal Reserve Board lowered short-term interest rates in September, October and November, in part to ensure that US domestic economic growth would not be negatively impacted by ongoing weak economic growth overseas. However, various external factors, as well as increased volatility, contributed to the decline in bond yields as they have for much of the past year. Episodes of foreign economic instability generated a significant "flight to quality" rally in US Treasury securities, as well as fostering lower tax-exempt bond yields as a result. Periods of strong foreign equity market appreciation, particularly in Asia, have at times resulted in higher US bond yields as foreign investors have sold US fixed-income instruments to reinvest the proceeds in their own domestic equity markets. Additionally, the continued distraction of President Clinton's impeachment trial added to recent interest rate volatility. However, on balance, the favorable fundamental economic scenario supported lower bond yields. During the six-month period ended January 31, 1999, the yield on the US Treasury 30-year bond fell over 60 basis points (0.60%) to 5.09%, and long-term municipal revenue bond yields declined almost 20 basis points to 5.17%, as measured by the Bond Buyer Revenue Bond Index.

Throughout most of 1998, the municipal bond market's performance was impeded by a significant increase in new-issue supply. However, in recent months, the technical position of the tax-exempt market improved. Over the last 12 months, almost $285 billion in new long-term tax-exempt bonds was underwritten, an increase of almost 30% compared to the same period a year ago. As municipal bond yields declined in recent years, it has taken increasingly lower bond yields to generate the cost savings necessary to refinance remaining higher-couponed debt. Consequently, the rate of increases in municipal bond issuance slowed in recent quarters. During the last six months, more than $125 billion in new tax-exempt bonds was issued, an increase of approximately 5% compared to the same period a year ago. During the January 31, 1999 quarter, $63 billion in new long-term municipal bonds was underwritten, representing an increase of 5% compared to the January 31, 1998 quarter.

The pace of tax-exempt issuance continued to slow in 1999. January's monthly issuance was less than $15 billion, representing a decline of almost 25% compared to January 1998's volume. Additionally, investors received more than $22 billion in coupon payments, maturities and proceeds from early redemptions in January. Investors can also expect to receive an additional $15 billion--$18 billion in February for reinvestment. Consequently, investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999. Such an environment should allow the tax-exempt market's performance to more closely mirror that of its taxable counterpart.

Foreign investors have rarely been active investors in the tax-exempt bond market since they are unable to benefit from the inherent tax advantage of municipal securities. Consequently, the municipal bond market has not been able to benefit from the strong flight to quality demand enjoyed by US Treasury securities since late 1997. This inability has in large part resulted in significantly smaller declines in municipal bond yields compared to US Treasury securities. However, this has resulted in the opportunity to purchase tax-exempt securities with yields very close to or, in some instances, exceeding those of comparable US Treasury bonds. By January 31, 1999, long-term tax-exempt bond yields were at 102% of US Treasury securities of comparable maturities, nearly matching the least expensive level of the past year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the "safe-haven" status of US Treasury securities drove municipal bond yield ratios to their present attractive levels. Should new volume decline and/or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could quickly return to their more historic levels (85%-- 88%).



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. Economic problems in Russia and Brazil remain unresolved, suggesting that additional shocks to the world's financial system are possible. On the other hand, the continued robustness of the US economy has led to some back up in interest rates. However, at present these factors indicate that there is little immediate risk of sustained significant increases in long-term bond yields.


Portfolio Strategy
Throughout the six months ended January 31, 1999, we maintained a constructive investment strategy for Merrill Lynch North Carolina Municipal Bond Fund. We believed that strong domestic economic growth seen in late 1998 and thus far this year would be offset by a combination of deteriorating global economic conditions and low inflation. Consequently, as 1998 ended, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. We maintained the Fund's fully invested position in order to seek to enhance shareholder income and participate fully in any market improvement.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by the lack of significant inflationary pressures suggest that interest rates should remain stable.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



March 4, 1999




Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                     Standardized
                                                         12 Month       3 Month     Since Inception  30-Day Yield
                                                       Total Return   Total Return    Total Return   As of 1/31/99
ML North Carolina Municipal Bond Fund Class A Shares      +5.54%         +1.39%        +53.55%          3.73%
ML North Carolina Municipal Bond Fund Class B Shares      +5.10          +1.26         +48.84           3.38
ML North Carolina Municipal Bond Fund Class C Shares      +4.90          +1.24         +36.27           3.28
ML North Carolina Municipal Bond Fund Class D Shares      +5.52          +1.37         +39.38           3.63


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are Class A & Class B Shares, from 9/25/92 to 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                        +5.48%         +1.26%
Five Years Ended 12/31/98                  +5.37          +4.52
Inception (9/25/92)
through 12/31/98                           +6.92          +6.22

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/98                        +5.03%         +1.11%
Five Years Ended 12/31/98                  +4.86          +4.86
Inception (9/25/92)
through 12/31/98                           +6.39          +6.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                        +4.84%         +3.86%
Inception (10/21/94)
through 12/31/98                           +7.42          +7.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        +5.46%         +1.25%
Inception (10/21/94)
through 12/31/98                           +7.98          +6.94

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

North Carolina--91.9%
AA       Aa3     $2,250   Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System
                          Revenue Bonds, Series A, 5.875% due 1/15/2026                                         $  2,442

A        A2         500   Chatham County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Carolina Power and Light Company), 6.30%
                          due 6/15/2014                                                                              541

NR*      Aa2      1,200   Craven County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Cravenwood Energy Project),VRDN, AMT, Series C,
                          2.90% due 5/01/2011(h)                                                                   1,200

                          Cumberland County, North Carolina, COP (Civic Center Project)(a):
AAA      Aaa      1,000     Refunding, 5% due 12/01/2024                                                           1,003
AAA      Aaa      1,000     Series A, 6.40% due 12/01/2004(g)                                                      1,159

AAA      Aaa      1,000   Dare County, North Carolina, Utility System Revenue Bonds, Series A, 4.75% due
                          6/01/2024(f)                                                                               971

AAA      Aaa      3,025   Gastonia, North Carolina, Combined Utilities System Revenue Refunding Bonds, 4.75%
                          due 5/01/2015(f)                                                                         3,049

AAA      Aa1      1,225   Greensboro, North Carolina, GO, Public Improvement, 4.75% due 4/01/2018                  1,223

NR*      Baa1     1,500   Haywood County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Champion International Corporation Project),
                          AMT, 6.25% due 9/01/2025                                                                 1,589

A        A2       3,500   Martin County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Solid Waste Disposal-Weyerhaeuser Company),
                          AMT, 6.80% due 5/01/2024                                                                 3,843

AAA      Aaa      2,000   Monroe, North Carolina, Combined Enterprise System Revenue Bonds, 4.50% due
                          3/01/2023(e)                                                                             1,890

AAA      Aaa        500   Morganton, North Carolina, GO, Water and Sewer, 5.70% due 6/01/2013(c)                     547

AAA      Aaa      1,500   New Hanover County, North Carolina, Hospital Revenue Bonds (New Hanover
                          Regional Medical Center Project), 5.75% due 10/01/2026(a)                                1,604

AAA      Aaa      2,000   North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding
                          Bonds, Series B, 5.875% due 1/01/2021(f)                                                 2,168

                          North Carolina Educational Facilities Finance Agency Revenue Bonds:
AA+      Aa1      2,000     (Duke University Project), Series C, 6.75% due 10/01/2021                              2,186
AAA      NR*        900     (Elon College Project), 6.375% due 1/01/2007(b)                                          983



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                            Value
Ratings Ratings  Amount                                  Issue                                                  (Note 1a)

North Carolina (concluded)
                          North Carolina HFA, S/F Revenue Bonds:
AA       Aa2     $2,720     AMT, Series V, 6.80% due 9/01/2025(d)                                               $  2,891
AA       Aa2      1,755     AMT, Series X, 6.70% due 9/01/2026                                                     1,882
AA       Aa2      1,940     Series W, 6.50% due 3/01/2018                                                          2,085

                          North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                          (Duke University Health System):
AA       Aa3      2,500     Refunding, Series A, 4.75% due 6/01/2028                                               2,367
AA       Aa3      2,000     Series B, 4.75% due 6/01/2021                                                          1,915

AA-      Aa3      3,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                          (Pitt County Memorial Hospital), Series A, 4.75% due 12/01/2028                          2,822

NR*      A        2,375   North Carolina State Educational Assistance Authority Revenue Bonds (Guaranteed
                          Student Loan), AMT, Sub-Lien, Series C, 6.35% due 7/01/2016                              2,554

NR*      P1       1,400   Person County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Solid Waste Disposal Revenue Bonds (Carolina Power and
                          Light), VRDN, AMT, 2.90% due 11/01/2016(h)                                               1,400

                          Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                          Refunding Bonds (American Airlines), VRDN(h):
A1+      NR*        700     Series A, 3.20% due 11/01/2015                                                           700
A1+      NR*        100     Series B, 2.85% due 11/01/2005                                                           100
A1+      NR*        300     Series B, 2.85% due 11/01/2015                                                           300

AA       Aa3        800   University of North Carolina, Chapel Hill, Hospital Revenue Bonds, 6.375% due
                          2/15/2017                                                                                  870

AAA      Aaa      1,575   University of North Carolina, System Pool Revenue Bonds, Series B, 4.50% due
                          10/01/2023(f)                                                                            1,483

Puerto Rico--8.8%

BBB+     Baa1     2,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                          4.75% due 7/01/2024                                                                      2,411

AA-      Aa3      2,000   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities,
                          Financing Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75%
                          due 1/01/2014                                                                            2,186

Total Investments (Cost--$49,897)--100.7%                                                                         52,364

Liabilities in Excess of Other Assets--(0.7%)                                                                       (351)
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 52,013
                                                                                                                ========

(a)AMBAC Insured.
(b)Connie Lee Insured.
(c)FGIC Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)MBIA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1999.
  *Not Rated.


See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1999
Assets:             Investments, at value (identified cost--$49,897,299) (Note 1a)                          $ 52,363,987
                    Cash                                                                                         799,233
                    Receivables:
                      Interest                                                             $    653,124
                      Beneficial interest sold                                                    8,716          661,840
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                             933
                                                                                                            ------------
                    Total assets                                                                              53,825,993
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,503,185
                      Beneficial interest redeemed                                              185,037
                      Dividends to shareholders (Note 1f)                                        33,879
                      Investment adviser (Note 2)                                                22,030
                      Distributor (Note 2)                                                       15,718        1,759,849
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        53,086
                                                                                                            ------------
                    Total liabilities                                                                          1,812,935
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 52,013,058
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     82,785
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  343,518
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   22,324
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   31,401
                    Paid-in capital in excess of par                                                          49,288,502
                    Accumulated realized capital loss on investments--net                                       (222,160)
                    Unrealized appreciation on investments--net                                                2,466,688
                                                                                                            ------------
                    Net assets                                                                              $ 52,013,058
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $8,968,691 and 827,845 shares
                    of beneficial interest outstanding                                                      $      10.83
                                                                                                            ============
                    Class B--Based on net assets of $37,222,566 and 3,435,175 shares
                    of beneficial interest outstanding                                                      $      10.84
                                                                                                            ============
                    Class C--Based on net assets of $2,418,558 and 223,237 shares
                    of beneficial interest outstanding                                                      $      10.83
                                                                                                            ============
                    Class D--Based on net assets of $3,403,243 and 314,007 shares
                    of beneficial interest outstanding                                                      $      10.84
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  1,400,733
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    142,525
                    Account maintenance and distribution fees--Class B (Note 2)                  94,013
                    Accounting services (Note 2)                                                 28,999
                    Printing and shareholder reports                                             27,729
                    Professional fees                                                            27,499
                    Transfer agent fees--Class B (Note 2)                                         9,019
                    Account maintenance and distribution fees--Class C (Note 2)                   7,088
                    Pricing fees                                                                  2,468
                    Custodian fees                                                                2,372
                    Transfer agent fees--Class A (Note 2)                                         1,735
                    Account maintenance fees--Class D (Note 2)                                    1,490
                    Registration fees (Note 1e)                                                   1,429
                    Trustees' fees and expenses                                                   1,378
                    Transfer agent fees--Class D (Note 2)                                           586
                    Transfer agent fees--Class C (Note 2)                                           557
                    Other                                                                         1,340
                                                                                           ------------
                    Total expenses                                                                               350,227
                                                                                                            ------------
                    Investment income--net                                                                     1,050,506
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            589,535
Unrealized          Change in unrealized appreciation on investments--net                                          3,092
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  1,643,133
--Net                                                                                                       ============
(Notes 1b,
1d & 3):
                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                       Jan. 31, 1999     July 31, 1998
Operations:         Investment income--net                                                 $  1,050,506     $  2,164,729
                    Realized gain on investments--net                                           589,535        1,537,021
                    Change in unrealized appreciation on investments--net                         3,092         (930,814)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,643,133        2,770,936
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (197,854)        (400,953)
Shareholders          Class B                                                                  (742,266)      (1,571,462)
(Note 1f):            Class C                                                                   (45,455)         (90,652)
                      Class D                                                                   (64,931)        (101,662)
                    Realized gain on investments--net:
                      Class A                                                                  (242,724)          (2,557)
                      Class B                                                                (1,027,380)         (11,105)
                      Class C                                                                   (64,531)            (640)
                      Class D                                                                   (87,131)            (602)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,472,272)      (2,179,633)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                     1,823,985       (3,435,751)
Transactions                                                                               ------------     ------------
(Note 4):
Net Assets:         Total increase (decrease) in net assets                                     994,846       (2,844,448)
                    Beginning of period                                                      51,018,212       53,862,660
                                                                                           ------------     ------------
                    End of period                                                          $ 52,013,058     $ 51,018,212
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                      Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997       1996      1995
Per Share           Net asset value, beginning of period              $  11.00   $  10.87  $  10.36  $  10.29   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .50       .51       .51        .54
                    Realized and unrealized gain on invest-
                    ments--net                                             .13        .13       .51       .07        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .38        .63      1.02       .58        .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.50)     (.51)     (.51)      (.54)
                      Realized gain on investments--net                   (.30)        --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.55)      (.50)     (.51)     (.51)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.83   $  11.00  $  10.87  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.45%+++   5.99%    10.17%     5.76%      6.60%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .95%*      .90%      .80%      .75%       .71%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .95%*      .90%      .88%      .90%       .93%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.46%*     4.59%     4.89%     4.92%      5.43%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  8,969   $  8,753  $  8,542  $  8,043   $  9,256
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.04%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                  Ended
                                                                      Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1999     1998       1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.01  $   10.88  $  10.36  $  10.29   $  10.19
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .45       .46       .46        .49
                    Realized and unrealized gain on
                    investments--net                                       .13        .13       .52       .07        .10
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35        .58       .98       .53        .59
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.22)      (.45)     (.46)     (.46)      (.49)
                      Realized gain on investments--net                   (.30)        --++      --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.52)      (.45)     (.46)     (.46)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.84  $   11.01  $  10.88  $  10.36   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.19%+++   5.45%     9.71%     5.21%      6.06%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.46%*     1.41%     1.31%     1.26%      1.22%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.46%*     1.41%     1.39%     1.41%      1.44%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.95%*     4.08%     4.39%     4.41%      4.91%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 37,223   $ 37,204  $ 41,137  $ 47,236   $ 49,978
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.04%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999


FINANCIAL INFORMATION  (concluded)

Financial Highlights (concluded)
                                                                                           Class C
                                                                       For the                                  For the
The following per share data and ratios have been derived            Six Months                                 Period
from information provided in the financial statements.                  Ended                               Oct. 21, 1994++
                                                                       Jan. 31, For the Year Ended July 31,   to July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.00   $  10.87  $  10.36  $  10.28   $   9.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .44       .45       .45        .37
                    Realized and unrealized gain on
                    investments--net                                       .13        .13       .51       .08        .48
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .34        .57       .96       .53        .85
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.44)     (.45)     (.45)      (.37)
                      Realized gain on investments--net                   (.30)        --++++    --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.51)      (.44)     (.45)     (.45)      (.37)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.83   $  11.00 $   10.87  $  10.36   $  10.28
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.14%+++   5.35%     9.50%     5.20%      8.87%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.56%*     1.51%     1.41%     1.37%      1.37%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.56%*     1.51%     1.49%     1.51%      1.57%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.85%*     3.98%     4.28%     4.29%      4.67%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,418   $  2,527  $  2,052  $  1,772     $  713
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.04%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                                                                                           Class D
                                                                       For the                                   For the
The following per share data and ratios have been derived            Six Months                                  Period
from information provided in the financial statements.                  Ended                                Oct. 21, 1994++
                                                                      Jan. 31,   For the Year Ended July 31,   to July 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998      1997      1996       1995
Per Share           Net asset value, beginning of period              $  11.01   $  10.88  $  10.37  $  10.29   $   9.80
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .49       .50       .50        .41
                    Realized and unrealized gain on
                    investments--net                                       .13        .13       .51       .08        .49
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .37        .62      1.01       .58        .90
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.49)     (.50)     (.50)      (.41)
                      Realized gain on investments--net                   (.30)       --++++     --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.54)      (.49)     (.50)     (.50)      (.41)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.84   $  11.01  $  10.88  $  10.37   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.40%+++   5.88%    10.05%     5.75%      9.39%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.05%*     1.00%      .90%      .85%       .85%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.05%*     1.00%      .98%     1.00%      1.05%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.36%*     4.49%     4.79%     4.81%      5.28%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,403   $  2,534  $  2,132  $  1,880   $  1,377
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  26.04%    125.23%    94.59%    90.22%     52.33%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             MLFD     MLPF&S

Class A                      $ 29     $1,214
Class D                      $360     $8,337


For the six months ended January 31, 1999, MLPF&S received contingent deferred sales charges of $15,253 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1999 were $12,863,150 and $15,566,003, respectively.

Net realized gains for the six months ended January 31, 1999 and unrealized gains as of January 31, 1999 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments.            $   589,535    $ 2,466,688
                                  -----------    -----------
Total                             $   589,535    $ 2,466,688
                                  ===========    ===========


As of January 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $2,466,688, of which $2,469,751 was related to appreciated securities and $3,063 was related to depreciated securities. The aggregate cost of investments at January 31, 1999 for Federal income tax purposes was $49,897,299.



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $1,823,985 and $(3,435,751) for the six months ended January 31, 1999 and for the year ended July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            84,791    $   940,715
Shares issued to share-
holders in reinvestment of
dividends and distributions            25,938        281,447
                                  -----------    -----------
Total issued                          110,729      1,222,162
Shares redeemed                       (78,306)      (868,365)
                                  -----------    -----------
Net increase                           32,423    $   353,797
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           124,471    $ 1,355,634
Shares issued to share-
holders in reinvestment of
dividends and distributions            21,812        238,394
                                  -----------    -----------
Total issued                          146,283      1,594,028
Shares redeemed                      (136,396)    (1,489,167)
                                  -----------    -----------
Net increase                            9,887    $   104,861
                                  ===========    ===========



Class B Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           253,007    $ 2,800,642
Shares issued to share-
holders in reinvestment of
dividends and distributions            89,820        975,149
                                  -----------    -----------
Total issued                          342,827      3,775,791
Shares redeemed                      (287,814)    (3,159,072)
                                  -----------    -----------
Net increase                           55,013    $   616,719
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           435,471    $ 4,752,873
Shares issued to share-
holders in reinvestment of
dividends and distributions            75,510        825,183
                                  -----------    -----------
Total issued                          510,981      5,578,056
Automatic conversion of
shares                                 (4,284)       (57,714)
Shares redeemed                      (908,721)    (9,881,981)
                                  -----------    -----------
Net decrease                         (402,024)   $(4,361,639)
                                  ===========    ===========


Class C Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                            25,447    $   281,768
Shares issued to share-
holders in reinvestment of
dividends and distributions             5,134         55,663
                                  -----------    -----------
Total issued                           30,581        337,431
Shares redeemed                       (36,939)      (407,417)
                                  -----------    -----------
Net decrease                           (6,358)   $   (69,986)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            70,224    $   764,628
Shares issued to share-
holders in reinvestment of
dividends and distributions             3,214         35,146
                                  -----------    -----------
Total issued                           73,438        799,774
Shares redeemed                       (32,508)      (355,671)
                                  -----------    -----------
Net increase                           40,930    $   444,103
                                  ===========    ===========


Class D Shares for the Six Months                   Dollar
Ended January 31, 1999                Shares        Amount

Shares sold                           110,591    $ 1,213,353
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,783         84,479
                                  -----------    -----------
Total issued                          118,374      1,297,832
Shares redeemed                       (34,529)      (374,377)
                                  -----------    -----------
Net increase                           83,845    $   923,455
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            53,147    $   573,421
Automatic conversion of
shares                                  4,284         57,714
Shares issued to share-
holders in reinvestment of
dividends and distributions             4,392         48,065
                                  -----------    -----------
Total issued                           61,823        679,200
Shares redeemed                       (27,648)      (302,276)
                                  -----------    -----------
Net increase                           34,175    $   376,924
                                  ===========    ===========



Merrill Lynch North Carolina Municipal Bond Fund
January 31, 1999



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch North Carolina
Municipal Bond Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863